Exhibit 99.1

ATHENA GOLD PROVIDES UPDATE ON CANADIAN SECURITIES EXCHANGE LISTING

FILES NI 43-101 TECHNICAL REPORT AND LAUNCHES NEW WEBSITE

VACAVILLE, CA – September 20, 2021 – Athena Gold Corporation (OTCQB:AHNR) (“Athena” or the “Company”) is pleased to announce that it has received the receipt of the British Columbia Securities Commission for its long form prospectus dated August 31, 2021 (the “Final Prospectus”), as well as conditional listing approval from the Canadian Securities Exchange (the “CSE”) for the listing of Athena’s common shares thereon (the “CSE Listing”). This represents a significant milestone for Athena toward the completion of the CSE Listing, and will fulfill one of the conditions precedent to the exercise of its right to acquire the remaining 90% interest in the Excelsior Springs project (the “Excelsior Springs Project” or the “Project”), for an aggregate 100% interest in the Project.

In connection with the filing of the Final Prospectus, the Company also filed a new technical report dated August 26, 2021 and dated effective July 21, 2021, titled "Technical Report for the Excelsior Springs Property, Esmeralda County, Nevada, U.S.A." (the “Technical Report”) and prepared pursuant to National Instrument 43-101 Standards of Disclosure for Mineral Projects (“NI 43-101”) on its Excelsior Springs Project, which is comprised of two patented mining claims and 140 unpatented mining claims located 45 miles southwest of Goldfield, Nevada.

The Technical Report is now available on the Company’s new website at www.athenagoldcorp.com, and can also be found on the Company’s SEDAR profile at www.sedar.com. The Technical Report was prepared by Matthew R. Dumala, P.Eng., Archer, Cathro & Associates (1981) Limited, and Donald G. Strachan, MSc, CPG, Consulting Geologist, and provides a review of historic exploration and project data on the Excelsior Springs Project, as well as recommendations to advance exploration on the Project.

John Power, President and CEO of the Company stated, “We are extremely pleased with the progress achieved toward our planned CSE Listing to provide greater liquidity for our shareholders and significantly broaden our access to investors in Canada, the UK, Europe and other countries. We also look forward to pursuing our initial exploration program on the Excelsior Springs Project following completion of the CSE Listing.”

The completion of the CSE Listing will be subject to the Company fulfilling all of the listing requirements of the CSE, and there is no guarantee that the CSE will provide final approval of the CSE Listing.

About Our Flagship Excelsior Springs Project

The Excelsior Springs Project lies within the prolific Walker Lane tectonic trend, a large region of northwest-trending, strike-slip faulting zones that hosts a significant number of precious metal deposits having very strong structural control for mineralization. The Project contains numerous prospect pits, trenches, roads, surface sampling sites and 84 drill holes within a 1,000 foot-wide and 10,000 foot-long east-west trending zone of shearing and alteration. Underground workings on the two patented claims in this area had unverified, historical production of 19,200 oz of gold from 18,000 tons averaging 1.2 oz or 37.3 g of gold/ton.

Walker Lane is under a major resurgence of intense and successful exploration and development. The Walker trend has had total production of 20+ million ounces (“Moz”) of gold, including the following deposits at Goldfields (5 Moz), Bullfrog (2 Moz), Tonopah (2 Moz), Mineral Ridge (1.5 Moz) and Comstock (8 Moz Au, 200 Moz Ag). Readers are cautioned that the Company has no interest in or right to acquire any interest in any of the above mentioned properties, other than the Project, and that the mineral deposits, and the results of any mining thereof, on adjacent or similar properties are not indicative of mineral deposits on the Project or any potential exploitation thereof.

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From the mid-1980s through 2011, a number of exploration companies conducted drilling programs at the Excelsior Springs Project, primarily on the patented claims, that began to define the near-surface Buster Mine gold zone. Gold mineralization on the Project occurs within an east-west trending zone that is 200 to 400 m wide and at least 3 km long.

Gold mineralization discovered at the Project to date occurs in quartz vein stock-works and silicified zones in hornfels and calc-silicate altered country rock and is generally close to porphyry dykes.  The best mineralization (grade and thickness) is found in altered sediments immediately above porphyry dykes that have intruded along existing east- and east-northeast trending faults. The mineralized stock-work vein zones are shallow and have a relatively flat plunge, making them amenable to open pit mining methods.

Most historical exploration at the Excelsior Springs Project has focused on a 2.5 km long section in the central part of the Buster zone where mineralization is at or near the surface.  Surface mapping and an Induced Polarization (IP) geophysical survey conducted by Zonge International Inc. identified multiple zones of silicification that correlate well with the known mineralization.  Many of the silicified zones defined by the IP (resistivity highs) surveys have not been tested by drilling and remain targets for future exploration.

Based on the results of previous drilling programs, the Project is at an advanced stage of exploration with significant potential to host one or more open-pittable gold deposits along with deeper, higher grade feeder zones that may be found and could be mined by underground methods. In the opinion of management and its consultants, the Project is very promising and further exploration has the potential to expand the known mineralization and establish additional mineralized zones.

Qualified Person

John Hiner, Licensed Geologist and Registered Member of SME (Society for Mining, Metallurgy & Exploration), a qualified person as defined by NI 43-101, has reviewed the scientific and technical information that forms the basis of this press release and has approved the disclosure herein. Mr. Hiner is not independent of the Company as he is a director of the Company and holds stock options in the Company.

About Athena Gold Corporation

Athena is engaged in the business of mineral exploration and the acquisition of mineral property assets. Its objective is to locate and develop economic precious and base metal properties of merit and to conduct its exploration program on the Excelsior Springs Project.

On Behalf of the Board of Directors

John Power
Chief Executive Officer and President

Contact:

Phone: John Power, 707-291-6198
Email: info@athenagoldcorp.com

Cautionary Statement to U.S. Investors

This press release references NI 43-101, which differs from the requirements of U.S. securities laws. NI 43-101 is a rule developed by the Canadian Securities Administrators that establishes standards for all public disclosure an issuer makes of scientific and technical information concerning mineral projects.

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The United States Securities and Exchange Commission (“SEC”) permits mining companies, in their filings with the SEC, to disclose only those mineral deposits that a company can legally extract or produce. Pursuant to SEC Industry Guide 7 under the United States Securities Act of 1933, as amended, a “final” or “bankable” feasibility study is required to report reserves. Currently Athena has not delineated “reserves” on any of its properties. Athena cannot be certain that any deposits at its properties will ever be confirmed or converted into SEC Industry Guide 7 or any successor rule or regulation compliant “reserves”. Investors are cautioned not to assume that any part or all of the historic Buster Mine gold zone will ever be confirmed or converted into reserves or that it can be economically or legally extracted.

The SEC has adopted amendments to its disclosure rules to modernize the mineral property disclosure requirements for issuers whose securities are registered with the SEC under the United States Securities Exchange Act of 1934, as amended. These amendments became effective February 25, 2019, with compliance required for the first fiscal year beginning on or after January 1, 2021, and historical property disclosure requirements for mining registrants that were included in SEC Industry Guide 7 will be rescinded from and after such date.

Forward Looking Statements

This press release contains forward-looking statements and forward-looking information (collectively, “forward-looking statements”) within the meaning of applicable Canadian and U.S. securities laws. All statements, other than statements of historical fact, included herein including, without limitation, statements regarding the completion of the CSE Listing, the exercise of the option to acquire the remaining 90% interest in the Excelsior Springs Project that it does not already beneficially own, anticipated business plans and timing of future activities of the Company, including the commencement of the initial exploration program on the Excelsior Springs Project, are forward-looking statements. Although the Company believes that such statements are reasonable, it can give no assurance that such expectations will prove to be correct. Forward-looking statements are typically identified by words such as: “believes”, “will”, “expects”, “anticipates”, “intends”, “estimates”, “plans”, “may”, “should”, “potential”, “scheduled”, or variations of such words and phrases and similar expressions, which, by their nature, refer to future events or results that may, could, would, might or will occur or be taken or achieved. In making the forward-looking statements in this press release, the Company has applied several material assumptions, including without limitation, that there will be investor interest in future financings, market fundamentals will result in sustained precious metals demand and prices, the receipt of any necessary permits, licenses and regulatory approvals in connection with the future exploration and development of the Company’s projects in a timely manner, that the Company will complete the CSE Listing, the availability of financing on suitable terms for the exploration and development of the Company’s projects and the Company’s ability to comply with environmental, health and safety laws.

The Company cautions investors that any forward-looking statements by the Company are not guarantees of future results or performance, and that actual results may differ materially from those in forward-looking statements as a result of various factors, including, operating and technical difficulties in connection with mineral exploration and development activities, actual results of exploration activities, the estimation or realization of mineral reserves and mineral resources, the inability of the Company to obtain the necessary financing required to conduct its business and affairs, as currently contemplated, the timing and amount of estimated future production, the costs of production, capital expenditures, the costs and timing of the development of new deposits, requirements for additional capital, future prices of precious metals, changes in general economic conditions, changes in the financial markets and in the demand and market price for commodities, lack of investor interest in future financings, accidents, labor disputes and other risks of the mining industry, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, risks relating to epidemics or pandemics such as COVID–19, including the impact of COVID–19 on the Company’s business, financial condition and results of operations, changes in laws, regulations and policies affecting mining operations, title disputes, the inability of the Company to obtain any necessary permits, consents, approvals or authorizations, including final CSE approval in connection with the CSE Listing, the timing and possible outcome of any pending litigation, environmental issues and liabilities, and other factors and risks that are discussed in the Company’s periodic filings with the SEC and disclosed in the Final Prospectus.

Readers are cautioned not to place undue reliance on forward-looking statements. The Company undertakes no obligation to update any of the forward-looking statements in this press release or incorporated by reference herein, except as otherwise required by law.

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